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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09911

Hussman Investment Trust

(Exact name of registrant as specified in charter)

5136 Dorsey Hall Drive Ellicott City, Maryland	21042
(Address of principal executive offices)	(Zip code)

John F. Splain

Ultimus Fund Solutions, LLC    225 Pictoria Drive, Suite 450   Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 587-3400

Date of fiscal year end: June 30, 2016

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                          Reports to Stockholders.

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

HUSSMAN STRATEGIC INTERNATIONAL FUND

HUSSMAN STRATEGIC DIVIDEND VALUE FUND

SEMI-ANNUAL REPORT

December 31, 2015
(Unaudited)

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Total Return Fund	2
Hussman Strategic International Fund	3
Hussman Strategic Dividend Value Fund	4
Letter to Shareholders	5
Portfolio Information	18
Schedules of Investments
Hussman Strategic Growth Fund	21
Hussman Strategic Total Return Fund	28
Hussman Strategic International Fund	31
Hussman Strategic Dividend Value Fund	36
Statements of Assets and Liabilities	41
Statements of Operations	43
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	45
Hussman Strategic Total Return Fund	46
Hussman Strategic International Fund	47
Hussman Strategic Dividend Value Fund	48
Financial Highlights
Hussman Strategic Growth Fund	49
Hussman Strategic Total Return Fund	50
Hussman Strategic International Fund	51
Hussman Strategic Dividend Value Fund	52
Notes to Financial Statements	53
About Your Funds’ Expenses	77
Other Information	79

HUSSMAN STRATEGIC GROWTH FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Growth Fund
versus the Standard & Poor’s 500 Index and the Russell 2000 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Growth Fund(c)(d)	(8.40%)	(7.84%)	(7.01%)	(3.67%)	2.25%
S&P 500 Index	1.38%	15.13%	12.57%	7.31%	4.19%
Russell 2000 Index	(4.41%)	11.65%	9.19%	6.80%	6.68%

(a)

The Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(b)	The Fund commenced operations on July 24, 2000.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2016 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.10% annually of the Fund's average daily net assets. This limit on operating expenses was increased from 1.07% to 1.10% effective November 1, 2015. The gross expense ratio as disclosed in the November 1, 2015 prospectus was 1.15%.

1

HUSSMAN STRATEGIC TOTAL RETURN FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Barclays U.S. Aggregate Bond Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)(d)	(1.01%)	(1.99%)	(0.20%)	3.56%	4.52%
Barclays U.S. Aggregate Bond Index	0.55%	1.44%	3.25%	4.51%	4.41%

(a)

The Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Barclays U.S. Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

(b)	The Fund commenced operations on September 12, 2002.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2016 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 0.70% annually of the Fund's average daily net assets. This limit on operating expenses was increased from 0.68% to 0.70% effective November 1, 2015. The gross expense ratio as disclosed in the November 1, 2015 prospectus was 0.76%.

2

HUSSMAN STRATEGIC INTERNATIONAL FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Fund versus the MSCI EAFE Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	3 Years	5 Years	Since Inception(b)
Hussman Strategic International Fund(c)(d)	(0.78%)	(1.94%)	(2.24%)	(1.13%)
MSCI EAFE Index	(0.81%)	5.01%	3.60%	4.28%

(a)

The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of December 31, 2015, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may not invest in all of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index.

(b)	The Fund commenced operations on December 31, 2009.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Fund's annualized expense ratio was 2.00% for the six months ended December 31, 2015. The expense ratio as disclosed in the November 1, 2015 prospectus was 1.65%.

3

HUSSMAN STRATEGIC DIVIDEND VALUE FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Dividend Value Fund versus the Standard & Poor’s 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	3 Years	Since Inception(b)
Hussman Strategic Dividend Value Fund(c)(d)	(8.39%)	(0.70%)	(0.28%)
S&P 500 Index	1.38%	15.13%	13.75%

(a)

The Hussman Strategic Dividend Value Fund invests primarily in securities of U.S. issuers but may, from to time, hold significant investments in dividend paying stocks of foreign companies in developed countries. There are no restrictions as to the market capitalization of companies in which the Fund invests. The S&P 500 Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund's long-term performance. However, the Fund may invest in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on market conditions.

(b)	The Fund commenced operations on February 6, 2012.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2016 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund's average daily net assets. The gross expense ratio as disclosed in the November 1, 2015 prospectus was 4.01%.

4

The Hussman Funds
Letter to Shareholders	February 18, 2016

Dear Shareholder,

The Hussman Funds continue to pursue a disciplined, value-conscious, risk-managed and historically-informed investment approach focused on the complete market cycle. Within this full-cycle perspective, my view is that the sideways volatility in the U.S. financial markets since 2014, particularly in equities and low-grade debt, most likely reflects the top-formation of the third speculative bubble in 15 years. On the basis of the valuation measures we find most strongly correlated with actual subsequent market returns (and that have fully retained that correlation even across recent market cycles), recent valuation extremes imply a 40-55% market loss over the completion of the current market cycle, with zero nominal and negative real total returns for the Standard & Poor’s 500 Index on a 10-12 year horizon.

These are not worst-case scenarios, but run-of-the-mill expectations. They reflect the outcomes that would be expected given only a return to valuation levels that have been approached or breached in every other market cycle across history, including periods prior to the 1960’s when U.S. interest rates were not much different from present levels.

The past year was largely a transition period in the financial markets. After significant volatility, the S&P 500 Index achieved a total return of 1.38% for the year ended December 31, 2015. The MSCI EAFE Index had a total return of -0.81% for the year, and the Barclays U.S. Aggregate Bond Index achieved a total return of 0.55%. During this time, our investment strategy was generally positioned in anticipation of market weakness that did not emerge until early 2016. As of this writing (February 18, 2016), the S&P 500 Index remains within 10% of its 2015 record high, but even the modest market turbulence of recent months has been sufficient to place all four of the Hussman Funds ahead of their respective benchmarks for the period from December 31, 2014 to the present. While this may change, it is instructive how quickly the relative performance of risk-managed investment strategies versus passive strategies can shift during a general market decline.

Recall that, on a total return basis, the S&P 500 Index lost -47.41% from its bull market peak on September 1, 2000 to its bear market low on October 9, 2002, while Strategic Growth Fund gained 47.83%. Assuming equal initial investments in the S&P 500 Index and Strategic Growth Fund at that bull market peak, an investment in Strategic Growth Fund, by the end of the bear market, would have been worth 2.81 times the value of the investment in the S&P 500. Similarly, between the bull market peak of the S&P 500 Index on October 9, 2007 to the bear market low on March 9, 2009, an investment in Strategic Growth Fund would have grown to 2.09 times the value of the same investment in the S&P 500. Past performance is not an

5

The Hussman Funds
Letter to Shareholders (continued)

assurance of future results, and Strategic Growth Fund may perform differently in future bear market periods, but these outcomes illustrate how the tables can turn in the relative performance of risk-managed investment strategies over the completion of a full market cycle.

I’ve regularly observed that, while long-term investment returns are tightly correlated with reliable measures of valuation, investment returns over shorter portions of the market cycle are primarily driven by the willingness or aversion of investors to accept risk. Historically, we’ve found that the most reliable measure of investor risk-preferences is the behavior of market internals across a broad range of individual stocks, industries, sectors, and security types, including debt securities of varying creditworthiness. The reason is straightforward: when investors are inclined to speculate, they tend to be indiscriminate about it. A uniform advance across a broad range of securities is an indication of risk-seeking, while divergent market behavior is an indication of growing risk aversion.

More than a year ago, I detailed the central adaptation to our investment discipline that was necessary as a result of extraordinary monetary policy during the advancing half-cycle since 2009. In prior market cycles across history, the emergence of extreme “overvalued, overbought, overbullish” features of market action was regularly accompanied or closely followed by deterioration in broad market internals, and steep market losses would typically follow. In recent years, the Federal Reserve’s policies of quantitative easing (QE) and near-zero interest rates encouraged persistent speculation despite these extremes. In the face of QE, one needed to wait for explicit deterioration in market internals (indicating that investors had shifted toward risk-aversion) before adopting a clearly negative market outlook.

Importantly, monetary easing in itself is not what supports speculation. Rather, monetary easing generally only amplifies speculation in markets where investors are already inclined to embrace risk. The central function of quantitative easing and a zero interest rate policy is to flood the financial system with base money that someone has to hold at every moment in time, until it is retired by the Fed. That base money never comes “off the sidelines” - it merely changes hands. Provided that investors are risk-seeking, each successive holder tries to pass that base money off to someone else, typically by buying a riskier security that might provide a higher yield (as long as the risk of capital losses can be ignored). The investor who sold that security gets the cash, and the cycle continues. Put simply, when a central bank executes QE in a market where investors are already inclined to seek risk, the excess base money acts as a hot-potato that passes from one investor to another.

6

The Hussman Funds
Letter to Shareholders (continued)

But a central requirement for easy money to have a speculative effect is that investors can’t be too concerned about capital losses. When investors reach for yield, the quiet assumption is that the extra yield will not be wiped out by a decline in price. That belief may be widely held in a risk-seeking environment, but it fails to hold in a risk-averse one. Once market internals deteriorate in an extremely overvalued market, conveying that risk-aversion is increasing in the presence of thin risk premiums, the jig is up. This is why persistent Fed easing was wholly ineffective during the 2000-2002 and 2007-2009 collapses. This is why we find in the historical data that central bank easing only supports risk-assets when investors are already inclined to embrace risk.

This is the correct lesson to learn from the sequential bubbles and crashes since 2000, and it is one that effectively distinguishes those crashes from the intervening speculative episodes. In the absence of a fresh improvement in market action, the stock market remains vulnerable to significant market losses, and Fed easing is likely to prove ineffective in preventing these losses, as it was during the collapse of the two previous bubbles since 2000.

Fund Performance

Strategic Growth Fund

For the year ended December 31, 2015, the total return of Strategic Growth Fund was -8.40%, attributable both to a modest lag in the performance in the Fund’s holdings relative to the capitalization-weighted indices it uses to hedge, and to decay in the time-value of index put options held by the Fund. The persistent deterioration in market internals during 2015 exerted a significantly greater negative effect on the broad market and equal-weighted indices than on capitalization-weighted indices such as the S&P 500, which gained 1.38% for the year. While we view that deterioration as the likely precursor for broad market losses, as it was in 2000 and 2007, the shorter-term impact on Fund returns during 2015 was negative.

From the inception of Strategic Growth Fund on July 24, 2000 through December 31, 2015, the Fund achieved an average annual total return of 2.25%, compared with an average annual total return of 4.19% for the S&P 500 Index. Over that period, an initial $10,000 investment in the Fund would have grown to $14,090, compared with $18,850 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -41.02%, compared with a maximum loss of -55.25% for the S&P 500 Index. Meanwhile, the stock selection approach of the Fund has outperformed the S&P 500 by 4.10% (410 basis points) annually from the inception of the Fund on July 24, 2000 through December 31, 2015.

7

The Hussman Funds
Letter to Shareholders (continued)

Even at its lowest interim points, the Fund has experienced much smaller declines than those that the S&P 500 has repeatedly experienced since 2000. Note that in order to lose -55.25% (as the S&P 500 Index did following steep overvaluation in 2007 much like the present), one must first lose -41.02%, and then lose an additional -24.13%.

Strategic Total Return Fund

For the year ended December 31, 2015, the total return of Strategic Total Return Fund was -1.01%, compared with a total return of 0.55% for the Barclays U.S. Aggregate Bond Index. The Fund held a relatively conservative position in bonds during this time, with a duration typically ranging between 2-6 years (meaning that a 100 basis point move in interest rates would be expected to affect Fund value by about 2%-6% on the basis of bond price fluctuations). During 2015, the yield on 10-year U.S. Treasury bonds increased from 2.17% to 2.27%, resulting in a relatively flat total return in bonds. An additional driver of fluctuations in the Fund’s investment returns during this period was its exposure to precious metals shares. While this exposure was generally modest, gold stocks as measured by the Philadelphia Gold and Silver Sector Index (XAU) had a total return of -33.42% for the year, and the Fund’s holdings in this area contributed to a slight reduction in returns.

From the inception of Strategic Total Return Fund on September 12, 2002 through December 31, 2015, the Fund achieved an average annual total return of 4.52%, compared with an average annual total return of 4.41% for the Barclays U.S. Aggregate Bond Index. Over that period, an initial $10,000 investment in the Fund would have grown to $17,996, compared with $17,745 for the same investment in the Barclays U.S. Aggregate Bond Index. The deepest loss experienced by the Fund since inception was -11.52%, compared with a maximum loss of -5.09% for the Barclays U.S. Aggregate Bond Index.

Strategic International Fund

For the year ended December 31, 2015, the total return of Strategic International Fund was -0.78%, compared with a total return of -0.81% in the MSCI EAFE Index. The Fund generally held a defensive portfolio focused on equities that we view as undervalued and having significant dividend yields. The Fund was partially exposed to currency fluctuations early in the year, which contributed to negative returns during the first and second quarters. In June 2015, following a rebound in the value of the euro and the Japanese yen, the composition of the Fund’s hedges was altered in order to

8

The Hussman Funds
Letter to Shareholders (continued)

reduce the impact of both local equity fluctuations and broad currency fluctuations. This shift was effective in helping the Fund achieve a positive return during the second half of the year, despite a decline in the MSCI EAFE Index during that period.

From the inception of Strategic International Fund on December 31, 2009 through December 31, 2015, the Fund had an average annual total return of -1.13%, compared with an average annual total return of 4.28% for the MSCI EAFE Index. Over that period, an initial $10,000 investment in the Fund would have declined to $9,343, compared with $12,862 for the same investment in the MSCI EAFE Index. The maximum decline of the EAFE Index was -26.48%, compared with a maximum decline of -21.77% for Strategic International Fund.

Strategic Dividend Value Fund

For the year ended December 31, 2015, the total return of Strategic Dividend Value Fund was -8.39%. This outcome largely reflected generally deteriorating internals in the broad market, which extended to value-oriented dividend-paying stocks. The capitalization-weighted S&P 500 Index had a total return of 1.38% during the same period.

From the inception of Strategic Dividend Value Fund on February 6, 2012 through December 31, 2015, the Fund had an average annual total return of -0.28%, compared with an average annual total return of 13.75% for the S&P 500 Index. Over that period, an initial $10,000 investment in the Fund would have declined to $9,890, compared with $16,533 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -9.35%, compared with a maximum loss of -14.66% for the S&P 500 Index.

Portfolio Composition

As of December 31, 2015, Strategic Growth Fund had net assets of $602,758,396, and held 110 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were information technology (38.8%), health care (13.7%), consumer discretionary (11.5%), consumer staples (9.2%), financials (9.7%), and industrials (8.7%). The smallest sector weights were materials (5.1%), energy (3.2%), and utilities (1.0%).

Strategic Growth Fund’s holdings of individual stocks as of December 31, 2015 were valued at $607,969,030. Against these stock positions, the Fund also held 2,000 option combinations (long put option/short call option) on the S&P 500 Index, 1,300 option combinations on the Russell 2000 Index and 100 option combinations on the Nasdaq 100 Index. Each option combination behaves as a short sale on the

9

The Hussman Funds
Letter to Shareholders (continued)

underlying index, with a notional value of $100 times the index value. On December 30, 2015, the S&P 500 Index closed at 2,043.94, while the Russell 2000 Index and the Nasdaq 100 Index closed at 1,135.89 and 4,593.27, respectively. The Fund’s total hedge therefore represented a short position of $602,386,400, thereby hedging 99.1% of the dollar value of the Fund’s investment positions in individual stocks.

Though the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following holdings achieved gains in excess of $2 million during the six months ended December 31, 2015: Global Payments, First Solar, and NVIDIA. Holdings with losses in excess of $3 million during this same period were Barrick Gold, Newmont Mining, and Vasco Data Security.

As of December 31, 2015, Strategic Total Return Fund had net assets of $396,977,937. Treasury notes, Treasury bills, Treasury Inflation-Protected Securities (TIPS) and money market funds represented 77.9% of the Fund’s net assets. Exchange-traded funds, precious metals shares and utility shares accounted for 8.3%, 13.8% and 0.2% of net assets, respectively.

In Strategic Total Return Fund, during the six months ended December 31, 2015, a portfolio gain in excess of $1 million was achieved in United States Natural Gas Fund, LP. Holdings with losses in excess of $2 million during this same period were Goldcorp, Newmont Mining and Barrick Gold.

As of December 31, 2015, Strategic International Fund had net assets of $38,665,801 and held 67 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (21.8%), information technology (15.8%), health care (9.2%), industrials (9.1%), financials (6.5%), consumer staples (5.8%), and utilities (4.7%). The smallest sector weights were materials (3.7%) and telecommunication services (1.1%). Investment in shares of money market funds accounted for 10.5% of net assets.

Strategic International Fund’s holdings of individual stocks as of December 31, 2015 were valued at $30,046,988. In order to hedge the impact of general market fluctuations, as of December 31, 2015, Strategic International Fund was short 340 futures on the Mini MSCI EAFE Index. The notional value of this hedge was $28,910,200, hedging 96.2% of the value of equity investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

10

The Hussman Funds
Letter to Shareholders (continued)

While Strategic International Fund’s investment portfolio is diversified and the Fund’s performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through December 31, 2015. Individual equity holdings having portfolio gains in excess of $500,000 during the six months ended December 31, 2015 included Lonza Group, Novartis, Smith & Nephew PLC – ADR and Reckitt Benckiser Group PLC. Holdings with portfolio losses in excess of $350,000 during this same period included Electricite De France, Statoil ASA and Canadian Oil Sands.

As of December 31, 2015, Strategic Dividend Value Fund had net assets of $7,778,017 and held 55 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were information technology (26.3%), consumer discretionary (19.1%), consumer staples (14.3%), industrials (11.9%), energy (7.9%), health care (6.3%), and materials (5.0%). The smallest sector weights were utilities (1.8%) and financials (1.6%).

Strategic Dividend Value Fund’s holdings of individual stocks as of December 31, 2015 were valued at $7,330,213. Against these stock positions, the Fund also held 35 option combinations (long put option/short call option) on the S&P 500. The notional value of this hedge was $7,153,790, hedging 97.6% of the value of equity investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

In Strategic Dividend Value Fund, during the six months ended December 31, 2015, a portfolio gain in excess of $50,000 was achieved in Kraft Heinz Company. Holdings with portfolio losses in excess of $50,000 during this same period included Staples, Stage Stores, Mosaic Company and Kinder Morgan.

Supplementary information including quarterly returns and equity-only performance is available on the Hussman Funds website: www.hussmanfunds.com

Current Strategy and Outlook

From the standpoint of our investment discipline, the present environment couples the second most extreme market valuations in history (exceeded only by the 2000 bubble peak) with a clear deterioration in our measures of market internals. Many of our long-term concerns would persist regardless of the behavior of market action, as an improvement at these levels would not make reliable valuation measures any less extreme. However, the immediacy of our concerns would be substantially reduced

11

The Hussman Funds
Letter to Shareholders (continued)

in the event that our measures of market action were to improve. Ideally, such an improvement will follow a material retreat in valuations; a combination which has historically represented the best opportunity in the market cycle to shift toward an aggressive exposure to stocks.

In late-2015, we observed the combination of falling stock prices, widening credit spreads, a relatively modest spread between long-term and short-term interest rates, and a decline in the ISM Purchasing Managers Index below 50. While none of these measures is significantly correlated with economic recessions individually, the full combination – a syndrome that comprises our basic Recession Warning Composite – has generally been a useful early warning signal of oncoming economic difficulties, as I observed in real-time in 2000 and 2007. While employment weakness in 2011-2012 contributed to recession concerns that did not unfold in that instance, the foregoing set of conditions was not in place at that time, and the employment figures were later revised upward. Also, in contrast to 2011-2012, market internals in the present instance have been persistently unfavorable. As I’ve emphasized regularly since mid-2014 in my weekly commentaries on the Hussman Funds website (www.hussmanfunds.com), the behavior of market internals is an important “hinge” that distinguishes weakness in leading economic data that tends to be followed by recovery from weak leading economic data that tends to devolve into recession. We find that market internals act as a similar hinge in distinguishing the likely outcomes of overvaluation and Federal Reserve easing.

As we enter 2016, various measures of financial stress, particularly in the equity and low-grade credit markets, suggest that financial conditions have tightened. As in 2007 after a similar period of untethered speculation, the reason conditions have “tightened” is that low-grade borrowers were able to issue a mountain of questionable debt to yield-seeking speculators in recent years. Much of the proceeds were used to finance various forms of malinvestment, such as expanded oil/gas capacity and the repurchase of corporate equities at steep valuations. All of this was encouraged by the Federal Reserve’s reckless policy of quantitative easing. As default concerns increase and investors become more risk-averse, low-grade credit has weakened markedly. The correct conclusion to draw, I believe, is that the consequences of misguided policies are predictably coming home to roost.

Prior to U.S. recessions, the earliest indications of an oncoming economic shift are usually observable in the financial markets, particularly in growing deterioration across broad market internals, and widening credit spreads between debt securities of varying creditworthiness. The next indication comes from measures of what I call “order surplus”: new orders, plus backlogs, minus inventories. When orders and

12

The Hussman Funds
Letter to Shareholders (continued)

backlogs are falling while inventories are rising, a slowdown in production typically follows. If an economic downturn is broad, “coincident” measures of supply and demand, such as industrial production and real retail sales, then slow at about the same time. Real income slows shortly thereafter. The last to move are employment indicators - starting with initial claims for unemployment, next payroll job growth, and finally, the duration of unemployment.

Indications of oncoming recession are already evident in financial market strains, a weakening order surplus, and deterioration in our Recession Warning Composite not seen since the 2007-2009 downturn. Of course, it remains important to look for confirmation from other indications in the economic sequence. Notably, U.S. industrial production has declined in 10 of the past 12 months, which is an outcome that has never emerged except in the context of a U.S. recession. Our concerns about recession would be further amplified and confirmed by weakness in consumer confidence, real retail sales, real income, and later, in various employment measures.

The present syndrome of historically extreme equity valuations, poor market internals, widening credit spreads, and growing evidence of oncoming recession is familiar. The same set of observable conditions prompted my strong concerns in 2000 and 2007, both before steep market retreats and economic weakness. I don’t hesitate to admit that in the face of extraordinary Federal Reserve activism during the advancing half-cycle since 2009, we could have experienced far better results had we required explicit deterioration in market internals before taking a negative market outlook in response to “overvalued, overbought, overbullish” features of market action. In mid-2014, we imposed that requirement on our methods of classifying market return/risk profiles. But that adaptation plays no role in the concerns that we have at present. If our measures of market internals were to improve materially, the immediacy of both our market and economic concerns would be significantly reduced, even if the same “overvalued, overbought, overbullish” extremes emerge. Presently, however, we observe the same evidence that allowed us to anticipate previous financial and economic distress.

Our investment outlook toward the equity market is decidedly negative at present. These concerns extend beyond the U.S. alone. Notably, the profound weakness in European bank stocks and spiking credit default swap spreads on those banks raise concerns about financial distress, while an industrial downturn in China raises similar concerns. As of mid-February 2016, Strategic Growth Fund continues to hold a broadly diversified portfolio of individual stocks, hedging against the impact of general market fluctuations using long-put / short-call index option combinations on the S&P 500, Nasdaq 100, and Russell 2000 Indices, currently setting the put option

13

The Hussman Funds
Letter to Shareholders (continued)

strike prices closer to current market levels than the strike prices of the corresponding short call options. While this position can experience greater time-decay as a result of higher put option premiums, it is commensurate with the severe market return/risk classification we presently identify, which easily places current conditions within the most negative 10% of all periods across history.

Conversely, in the most favorable return/risk classification we identify, Strategic Growth Fund may hold a fully unhedged investment position, augmented with “leverage” established by investing a few percent of Fund assets in call options. It is important to recognize that the Fund’s strategy fully anticipates the use of such aggressive investment positions, provided that market conditions are consistent with the expectation of strong equity market returns. Despite occasionally incorrect categorization by outside observers, Strategic Growth Fund is neither a market-neutral fund nor a bear market fund. As always, the best way to understand the Fund’s actual investment approach is to carefully read the Prospectus.

Strategic Dividend Value Fund also remains fully hedged at present, but with a “flat” hedge where the long-put and short-call index options have identical strike prices and expiration dates. While we observe less extreme and often reasonable valuations across the international equity markets, there is a marked tendency for international equity markets to decline in concert with significant declines in the U.S. equity market. For this reason, Strategic International Equity Fund also remains fully-hedged at present, using short futures contracts on the MSCI EAFE Index. A reduction in the severity of our U.S. market concerns would contribute to a more constructive outlook toward foreign markets.

With respect to Strategic Total Return Fund, Treasury securities are typically sought by investors as safe-havens in an environment of perceived economic and credit risk. However, 10-year Treasury yields have declined to about 1.7%, and at such low yields, Treasury bonds become vulnerable to abrupt yield spikes that can quickly wipe out years of anticipated income. As of mid-February 2016, Strategic Total Return Fund has reduced its average duration in Treasury bonds to just under 2 years (meaning that a 100 basis point change in interest rates would be expected to impact the Fund by less than 2% on the basis of bond price fluctuations). Our inclination, as is typical in this environment, is to expand the Fund’s duration in response to upward spikes in yield, and reduce that exposure on marked declines in yield.

I observed in the 1990’s that precious metals shares have usually fared particularly well in environments where nominal interest rates are declining, the year-over-year rate of inflation is advancing (even from a low level), leading economic data is relatively weak, and precious metals shares are depressed relative to the

14

The Hussman Funds
Letter to Shareholders (continued)

spot price of gold itself. Yet in recent years, precious metals shares have periodically been hit hard despite the presence of three or all four elements of this favorable “syndrome.” The reason, I think, has been the recurring specter of global deflation. A useful way to confine that risk has been to remain somewhat more cautious on this sector if the U.S. dollar index and credit spreads are both rising and inflation is subdued. Unlike 2008, when the dollar started at a somewhat depressed level on the basis of our valuation methods, the U.S. dollar has already been steeply bid up as a result of continuing QE in Europe and Japan. On that front, the U.S. Dollar Index has moved sideways over the past year, and as of January 2016, the rate of core inflation has increased to 2.22% on a year-over-year basis. While we continue to closely monitor market conditions for changes in these and related factors, we shifted to a clearly positive outlook on precious metals shares in early 2016. This is reflected in a larger investment position in precious metals shares within Strategic Total Return Fund, amounting to about 15% of Fund assets.

Discipline does not imply a static approach. It requires one to adapt to new evidence, but in my view, those adaptations should still be consistent with the lessons of history, without abandoning those lessons by carelessly repeating “this time is different.” In mid-2014, we addressed what I viewed as the central challenge that made our experience during the half-cycle since 2009 so different from our favorable experience in other complete market cycles. Despite the repeated emergence of “overvalued, overbought, overbullish” syndromes that had reliably been followed by steep market losses in prior cycles across history, the aggressively activist policy of the Federal Reserve since the global financial crisis required one to wait for explicit deterioration in market internals – indicating a shift toward risk-aversion among investors – before adopting a clearly negative market outlook. As I wrote a year ago:

“For those who trust and value our work, my hope is that we have clarified when and how we’ve adapted to the challenges of recent years in a way that helps to understand both the successes we’ve enjoyed over time and the difficulties that we’ve experienced in the recent half-cycle. Again, we cannot assure that future cycles will mirror the lessons of a century of historical evidence. What we do know for certain is that the framework that resulted from our recent challenges is robust to every market cycle we’ve observed across a century of history, including periods of growth, depression, peace, war, deflation, inflation, the late-1990’s bubble and crash, the housing bubble and crash, and even the most recent half-cycle since 2009.”

Put simply, I believe that we have fully adapted to the challenges and realities of policies that enabled three of the greatest speculative bubbles in history to emerge in sequence, and that our present methods have the capacity to distinguish those

15

The Hussman Funds
Letter to Shareholders (continued)

bubbles from the financial and economic collapses that have predictably followed. Markets move in complete cycles that include not only periods of speculation, rich valuations and uniformly advancing prices, but also periods of risk-aversion, depressed valuations, and persistent market losses. The speculative half-cycle that has emerged from the combination of risk-seeking fueled by monetary easing should not be confused for the complete cycle. Until market internals improve materially, risk-aversion – as it did in 2000-2002 and 2007-2009 – is likely to render further monetary easing wholly ineffective over the completion of the current market cycle. Our outlook will change as the evidence does.

All of the Hussman Funds have the ability to accept constructive, and in some cases, aggressive investment exposure to various financial markets, provided that we observe market conditions that have historically been associated with significant investment returns, on average. Historically, the strongest expected market return/risk profile we identify is associated with a material retreat in valuations that is then joined by an early improvement in market action. Those opportunities will undoubtedly emerge as market conditions change over time. Meanwhile, I remain confident that our value-conscious, risk-managed, historically-informed investment discipline is well-suited to navigate investment opportunities and risks over the completion of the current market cycle and those in the future.

As always, I remain grateful for your trust.

Sincerely,

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

16

The Hussman Funds
Letter to Shareholders (continued)

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

Estimates of prospective return and risk for equities, bonds and other financial markets are forward-looking statements based the analysis and reasonable beliefs of Hussman Strategic Advisors. They are not a guarantee of future performance and are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term returns for the S&P 500 reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.

This Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ adviser with respect to those securities may change at any time.

17

Hussman Strategic Growth Fund Portfolio Information
December 31, 2015 (Unaudited)

Sector Allocation (% of Equity Holdings)

Hussman Strategic Total Return Fund Portfolio Information
December 31, 2015 (Unaudited)

Asset Allocation (% of Total Investments)

18

18

Hussman Strategic International Fund Portfolio Information
December 31, 2015 (Unaudited)

Sector Allocation (% of Equity Holdings)

Country Allocation (% of Equity Holdings)

19

Hussman Strategic Dividend Value Fund Portfolio Information
December 31, 2015 (Unaudited)

Sector Allocation (% of Equity Holdings)

20

20

Hussman Strategic Growth Fund Schedule of Investments
December 31, 2015 (Unaudited)

COMMON STOCKS — 100.9%	Shares	Value
Consumer Discretionary — 11.5%
Auto Components — 0.5%
Gentherm, Inc. (a)	69,000	$3,270,600

Hotels, Restaurants & Leisure — 2.5%
McDonald's Corp.	25,000	2,953,500
Panera Bread Co. - Class A (a)	30,000	5,843,400
Starbucks Corp.	100,000	6,003,000
		14,799,900
Media — 3.6%
AMC Entertainment Holdings, Inc. - Class A	135,000	3,240,000
AMC Networks, Inc. - Class A (a)	75,000	5,601,000
Comcast Corp. - Class A	100,000	5,643,000
Sirius XM Holdings, Inc. (a)	500,000	2,035,000
Walt Disney Co. (The)	50,000	5,254,000
		21,773,000
Specialty Retail — 4.9%
American Eagle Outfitters, Inc.	400,000	6,200,000
AutoZone, Inc. (a)	5,000	3,709,550
Dick's Sporting Goods, Inc.	100,000	3,535,000
Express, Inc. (a)	500,000	8,640,000
Home Depot, Inc. (The)	25,000	3,306,250
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	15,000	2,775,000
Williams-Sonoma, Inc.	25,000	1,460,250
		29,626,050
Consumer Staples — 9.2%
Beverages — 2.1%
PepsiCo, Inc.	125,000	12,490,000

Food & Staples Retailing — 1.7%
Kroger Co. (The)	250,000	10,457,500

Food Products — 4.9%
Cal-Maine Foods, Inc.	125,000	5,792,500
Campbell Soup Co.	150,000	7,882,500
Kellogg Co.	125,000	9,033,750
Mondelēz International, Inc. - Class A	150,000	6,726,000
		29,434,750
Household Products — 0.5%
Clorox Co. (The)	25,000	3,170,750

21

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2015 (Unaudited)

COMMON STOCKS — 100.9% (continued)	Shares	Value
Energy — 3.2%
Oil, Gas & Consumable Fuels — 3.2%
Marathon Petroleum Corp.	100,000	$5,184,000
Phillips 66	85,000	6,953,000
Valero Energy Corp.	100,000	7,071,000
		19,208,000
Financials — 9.7%
Banks — 3.3%
Bank of the Ozarks, Inc.	25,000	1,236,500
BankUnited, Inc.	200,000	7,212,000
JPMorgan Chase & Co.	50,000	3,301,500
National Penn Bancshares, Inc.	200,000	2,466,000
Wells Fargo & Co.	100,000	5,436,000
		19,652,000
Insurance — 5.8%
Aflac, Inc.	125,000	7,487,500
Progressive Corp. (The)	200,000	6,360,000
Torchmark Corp.	50,000	2,858,000
Travelers Cos., Inc. (The)	65,000	7,335,900
W.R. Berkley Corp.	200,000	10,950,000
		34,991,400
Real Estate Investment Trusts (REITs) - 0.6%
Digital Realty Trust, Inc.	50,000	3,781,000

Health Care — 13.7%
Biotechnology — 1.1%
Acorda Therapeutics, Inc. (a)	100,000	4,278,000
Insys Therapeutics, Inc. (a)	75,000	2,147,250
		6,425,250
Health Care Equipment & Supplies — 5.8%
Becton, Dickinson and Co.	50,000	7,704,500
C.R. Bard, Inc.	10,000	1,894,400
Edwards Lifesciences Corp. (a)	50,000	3,949,000
Masimo Corp. (a)	125,000	5,188,750
Medtronic plc	175,000	13,461,000
ResMed, Inc.	50,000	2,684,500
		34,882,150
Health Care Providers & Services — 2.9%
Centene Corp. (a)	100,000	6,581,000
Chemed Corp.	52,000	7,789,600

22

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2015 (Unaudited)

COMMON STOCKS — 100.9% (continued)	Shares	Value
Health Care — 13.7% (continued)
Health Care Providers & Services — 2.9% (continued)
UnitedHealth Group, Inc.	25,000	$2,941,000
		17,311,600
Life Sciences Tools & Services — 0.9%
Quintiles Transnational Holdings, Inc. (a)	50,000	3,433,000
Waters Corp. (a)	15,000	2,018,700
		5,451,700
Pharmaceuticals — 3.0%
Allergan plc (a)	5,000	1,562,500
Depomed, Inc. (a)	200,000	3,626,000
Eli Lilly & Co.	125,000	10,532,500
Johnson & Johnson	25,000	2,568,000
		18,289,000
Industrials — 8.7%
Aerospace & Defense — 0.7%
Boeing Co. (The)	30,000	4,337,700

Air Freight & Logistics — 1.1%
Expeditors International of Washington, Inc.	150,000	6,765,000

Airlines — 2.3%
Alaska Air Group, Inc.	100,000	8,051,000
Allegiant Travel Co.	20,000	3,356,600
JetBlue Airways Corp. (a)	100,000	2,265,000
		13,672,600
Commercial Services & Supplies — 0.4%
Cintas Corp.	25,000	2,276,250

Electrical Equipment — 0.9%
AMETEK, Inc.	100,000	5,359,000

Industrial Conglomerates — 2.3%
Danaher Corp.	30,000	2,786,400
General Electric Co.	350,000	10,902,500
		13,688,900
Professional Services — 1.0%
Exponent, Inc.	50,000	2,497,500
Verisk Analytics, Inc. (a)	50,000	3,844,000
		6,341,500

23

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2015 (Unaudited)

COMMON STOCKS — 100.9% (continued)	Shares	Value
Information Technology — 38.8%
Communications Equipment — 2.4%
InterDigital, Inc.	65,000	$3,187,600
Juniper Networks, Inc.	300,000	8,280,000
Ubiquiti Networks, Inc. (a)	100,000	3,169,000
		14,636,600
Electronic Equipment, Instruments & Components — 4.2%
II-VI, Inc. (a)	320,000	5,939,200
IPG Photonics Corp. (a)	75,000	6,687,000
Jabil Circuit, Inc.	350,000	8,151,500
Tech Data Corp. (a)	25,000	1,659,500
Universal Display Corp. (a)	50,000	2,722,000
		25,159,200
Internet Software & Services — 3.5%
Akamai Technologies, Inc. (a)	100,000	5,263,000
Cimpress N.V. (a)	45,000	3,651,300
eBay, Inc. (a)	200,000	5,496,000
VeriSign, Inc. (a)	75,000	6,552,000
		20,962,300
IT Services — 8.3%
Amdocs Ltd.	75,000	4,092,750
Blackhawk Network Holdings, Inc. (a)	82,145	3,631,630
Cognizant Technology Solutions Corp. - Class A (a)	185,000	11,103,700
DST Systems, Inc.	75,000	8,554,500
Global Payments, Inc.	150,000	9,676,500
MasterCard, Inc. - Class A	25,000	2,434,000
PayPal Holdings, Inc. (a)	100,000	3,620,000
TeleTech Holdings, Inc.	50,000	1,395,500
Visa, Inc. - Class A	75,000	5,816,250
		50,324,830
Semiconductors & Semiconductor Equipment — 14.6%
Ambarella, Inc. (a)	100,000	5,574,000
Analog Devices, Inc.	125,000	6,915,000
Broadcom Corp. - Class A	250,000	14,455,000
Cirrus Logic, Inc. (a)	400,000	11,812,000
First Solar, Inc. (a)	150,000	9,898,500
Integrated Device Technology, Inc. (a)	100,000	2,635,000
Microchip Technology, Inc.	75,000	3,490,500
NVIDIA Corp.	250,000	8,240,000
OmniVision Technologies, Inc. (a)	150,000	4,353,000
Synaptics, Inc. (a)	125,000	10,042,500

24

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2015 (Unaudited)

COMMON STOCKS — 100.9% (continued)	Shares	Value
Information Technology — 38.8% (continued)
Semiconductors & Semiconductor Equipment — 14.6% (continued)
Texas Instruments, Inc.	125,000	$6,851,250
Xilinx, Inc.	75,000	3,522,750
		87,789,500
Software — 5.8%
Cadence Design Systems, Inc. (a)	50,000	1,040,500
Check Point Software Technologies Ltd. (a)	50,000	4,069,000
Citrix Systems, Inc. (a)	125,000	9,456,250
Ebix, Inc.	25,000	819,750
FactSet Research Systems, Inc.	50,000	8,128,500
Fortinet, Inc. (a)	100,000	3,117,000
Microsoft Corp.	150,000	8,322,000
		34,953,000
Materials — 5.1%
Chemicals — 1.9%
Celanese Corp. - Series A	125,000	8,416,250
Scotts Miracle-Gro Co. (The) - Class A	50,000	3,225,500
		11,641,750
Metals & Mining — 3.2%
Barrick Gold Corp.	1,000,000	7,380,000
Newmont Mining Corp.	650,000	11,693,500
		19,073,500
Utilities — 1.0%
Electric Utilities — 1.0%
PPL Corp.	175,000	5,972,750

Total Common Stocks (Cost $579,643,256)		$607,969,030

PUT OPTION CONTRACTS — 2.7%	Contracts	Value
Nasdaq 100 Index Option, 02/19/2016 at $4,600	100	$1,261,900
Russell 2000 Index Option, 02/19/2016 at $1,140	1,300	4,369,300
S&P 500 Index Option, 02/19/2016 at $2,050	2,000	10,448,000
Total Put Option Contracts (Cost $13,806,660)		$16,079,200

Total Investments at Value — 103.6% (Cost $593,449,916)		$624,048,230

25

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2015 (Unaudited)

MONEY MARKET FUNDS — 44.4%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.05% (b)	81,156,313	$81,156,313
First American Treasury Obligations Fund - Class Y, 0.03% (b)	186,999,272	186,999,272
Total Money Market Funds (Cost $268,155,585)		$268,155,585

Total Investments and Money Market Funds at Value — 148.0% (Cost $861,605,501)		$892,203,815

Written Call Option Contracts — (47.8%)		(287,865,200)

Liabilities in Excess of Other Assets — (0.2%)		(1,580,219)

Net Assets — 100.0%		$602,758,396

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2015.

See accompanying notes to financial statements.

26

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
December 31, 2015 (Unaudited)

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
Nasdaq 100 Index Option,
03/18/2016 at $2,100	100	$24,791,400	$25,996,898
Russell 2000 Index Option,
03/18/2016 at $700	1,300	56,193,800	61,914,201
S&P 500 Index Option,
03/18/2016 at $1,000	2,000	206,880,000	214,997,316
Total Written Call Option Contracts		$287,865,200	$302,908,415

See accompanying notes to financial statements.

27

Hussman Strategic Total Return Fund Schedule of Investments
December 31, 2015 (Unaudited)

COMMON STOCKS — 14.0%	Shares	Value
Energy — 0.0% (a)
Oil, Gas & Consumable Fuels — 0.0% (a)
NuStar Energy L.P.	1,000	$40,100
ONEOK Partners L.P.	1,000	30,130
Williams Partners L.P.	866	24,118
		94,348
Materials — 13.8%
Metals & Mining — 13.8%
Agnico Eagle Mines Ltd.	325,000	8,541,000
AngloGold Ashanti Ltd. - ADR (b)	350,000	2,485,000
Barrick Gold Corp.	1,700,000	12,546,000
Compañía de Minas Buenaventura S.A. - ADR (b)	200,000	856,000
Gold Fields Ltd. - ADR	250,000	692,500
Goldcorp, Inc.	775,000	8,959,000
Harmony Gold Mining Co. Ltd. - ADR (b)	125,000	116,125
Newmont Mining Corp.	700,000	12,593,000
Pan American Silver Corp.	75,000	487,500
Randgold Resources Ltd. - ADR	90,000	5,573,700
Sibanye Gold Ltd. - ADR	119,000	724,710
Silver Wheaton Corp.	75,000	931,500
Stillwater Mining Co. (b)	10,000	85,700
		54,591,735
Utilities — 0.2%
Electric Utilities — 0.1%
American Electric Power Co., Inc.	1,000	58,270
Duke Energy Corp.	333	23,773
Edison International	1,000	59,210
Entergy Corp.	1,000	68,360
Exelon Corp.	1,000	27,770
FirstEnergy Corp.	1,000	31,730
NextEra Energy, Inc.	1,000	103,890
Pepco Holdings, Inc.	1,000	26,010
Pinnacle West Capital Corp.	1,000	64,480
PPL Corp.	1,000	34,130
		497,623
Multi-Utilities — 0.1%
Ameren Corp.	1,000	43,230
Dominion Resources, Inc.	1,000	67,640
DTE Energy Co.	1,000	80,190
PG&E Corp.	1,000	53,190
Public Service Enterprise Group, Inc.	1,000	38,690

28

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2015 (Unaudited)

COMMON STOCKS — 14.0% (continued)	Shares	Value
Utilities — 0.2% (continued)
Multi-Utilities — 0.1% (continued)
SCANA Corp.	1,000	$60,490
TECO Energy, Inc.	1,000	26,650
		370,080

Total Common Stocks (Cost $62,392,119)		$55,553,786

U.S. TREASURY OBLIGATIONS — 66.4%	Par Value	Value
U.S. Treasury Bills — 12.6%
0.48%(c), due 06/16/2016	$50,000,000	$49,896,150

U.S. Treasury Inflation-Protected Notes — 3.3%
2.50%, due 01/15/2029	11,077,900	13,143,972

U.S. Treasury Notes — 50.5%
0.50%, due 09/30/2016	50,000,000	49,925,800
1.50%, due 01/31/2019	50,000,000	50,185,550
2.50%, due 08/15/2023	25,000,000	25,654,300
2.50%, due 05/15/2024	25,000,000	25,549,800
2.00%, due 02/15/2025	25,000,000	24,442,375
2.125%, due 05/15/2025	25,000,000	24,676,750
		200,434,575

Total U.S. Treasury Obligations (Cost $260,008,222)		$263,474,697

EXCHANGE-TRADED FUNDS — 8.3%	Shares	Value
CurrencyShares British Pound Sterling Trust (b)	15,000	$2,164,800
CurrencyShares Euro Trust (b)	30,000	3,192,000
CurrencyShares Japanese Yen Trust (b)	30,000	2,418,900
CurrencyShares Swedish Krona Trust (b)	20,000	2,329,316
CurrencyShares Swiss Franc Trust (b)	25,000	2,409,250
iShares 1-3 Year International Treasury Bond ETF (b)	31,000	2,416,450
iShares Gold Trust (b)	10,000	102,300
iShares International Treasury Bond ETF	1,000	89,670
SPDR Barclays International Treasury Bond ETF (b)	1,000	51,630
SPDR Barclays Short Term International Treasury Bond ETF	101,000	3,004,750

29

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2015 (Unaudited)

EXCHANGE-TRADED FUNDS — 8.3% (continued)	Shares	Value
SPDR DB International Government Inflation-Protected Bond ETF	1,000	$50,430
SPDR Gold Trust (b)	20,000	2,029,200
United States Natural Gas Fund, LP (b)	650,000	5,635,500
United States Oil Fund, LP (b)	650,000	7,150,000
Total Exchange-Traded Funds (Cost $31,790,942)		$33,044,196

Total Investments at Value — 88.7% (Cost $354,191,283)		$352,072,679

MONEY MARKET FUNDS — 11.5%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.05% (d)	13,730,648	$13,730,648
First American Treasury Obligations Fund - Class Y, 0.03% (d)	32,038,177	32,038,177
Total Money Market Funds (Cost $45,768,825)		$45,768,825

Total Investments and Money Market Funds at Value — 100.2% (Cost $399,960,108)		$397,841,504

Liabilities in Excess of Other Assets — (0.2%)		(863,567)

Net Assets — 100.0%		$396,977,937

ADR - American Depositary Receipt.

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(d)	The rate shown is the 7-day effective yield as of December 31, 2015.

See accompanying notes to financial statements.

30

Hussman Strategic International Fund Schedule of Investments
December 31, 2015 (Unaudited)

COMMON STOCKS — 77.7%	Shares	Value
Australia — 5.7%
Austal Ltd. (a)	420,000	$477,516
Brickworks Ltd. (a)	32,000	366,052
JB Hi-Fi Ltd. (a)	28,000	396,275
McMillan Shakespeare Ltd. (a)	60,000	577,885
Sonic Healthcare Ltd. (a)	30,000	388,431
		2,206,159
Austria — 0.9%
Mayr-Melnhof Karton AG	2,730	339,674

Belgium — 2.4%
EVS Broadcast Equipment S.A.	12,720	400,848
Melexis N.V. (a)	10,000	544,680
		945,528
Canada — 4.9%
CGI Group, Inc. - Class A (b)	12,000	480,316
Gildan Activewear, Inc.	16,000	454,768
Great-West Lifeco, Inc.	20,000	498,956
Intact Financial Corp.	7,500	480,532
		1,914,572
Finland — 0.5%
Tikkurila Oyj	10,000	175,061

France — 1.9%
Infotel S.A.	9,000	311,198
Orange S.A. (a)	25,000	418,109
		729,307
Germany — 7.1%
Daimler AG (a)	5,700	476,219
SAP SE - ADR	7,000	553,700
Software AG (a)	18,000	512,989
STRATEC Biomedical AG (a)	10,000	659,902
United Internet AG (a)	10,000	549,746
		2,752,556
Japan — 24.0%
ABC-Mart, Inc. (a)	10,200	558,306
Bridgestone Corp. (a)	14,000	480,200
CyberAgent, Inc. (a)	10,000	412,008
FANUC Corp. (a)	2,800	482,392
Fujitsu General Ltd. (a)	40,000	508,720

31

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2015 (Unaudited)

COMMON STOCKS — 77.7% (continued)	Shares	Value
Japan — 24.0% (continued)
Hikari Tsushin, Inc. (a)	6,500	$442,630
Honda Motor Co. (a)	14,000	447,443
ITOCHU Corp. (a)	38,000	449,462
Itochu Techno-Solutions Corp. (a)	22,000	438,318
Kinugawa Rubber Industrial Co. Ltd. (a)	85,000	451,926
K's Holdings Corp. (a)	7,000	238,352
Kuroda Electric Co. Ltd. (a)	27,000	498,789
Press Kogyo Co. Ltd. (a)	130,000	564,370
Shinko Electric Industries Co. Ltd. (a)	65,000	416,688
Sogo Medical Co. Ltd. (a)	17,500	644,367
Systena Corp. (a)	45,000	529,373
Towa Pharmaceutical Co. Ltd. (a)	7,000	435,278
Toyoda Gosei Co. Ltd. (a)	18,000	408,888
Tsumura & Co. (a)	15,000	416,512
Yahoo Japan Corp. (a)	110,000	447,121
		9,271,143
Norway — 4.2%
Bakkafrost P/F (a)	20,500	604,222
Leroey Seafood Group ASA (a)	13,000	483,445
Yara International ASA (a)	12,400	533,549
		1,621,216
Spain — 5.9%
Ebro Foods S.A. (a)	25,000	491,730
Enagas S.A. (a)	20,000	564,113
Endesa S.A. (a)	30,000	602,640
Iberdrola S.A. (a)	89,629	635,326
		2,293,809
Sweden — 4.4%
Byggmax Group AB (a)	45,000	462,388
Clas Ohlson AB - B Shares	28,491	516,323
Lagercrantz Group AB - B Shares (a)	8,000	75,129
Mekonomen AB (a)	7,275	148,878
Melker Schorling AB (a)	8,000	507,316
		1,710,034
Switzerland — 4.5%
Straumann Holding AG (a)	2,180	661,600
Tamedia AG	3,440	587,259
Zurich Insurance Group AG (a)	1,900	488,076
		1,736,935

32

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2015 (Unaudited)

COMMON STOCKS — 77.7% (continued)	Shares	Value
United Kingdom — 11.3%
Abcam plc (a)	55,000	$538,756
Dart Group plc	15,621	135,519
Debenhams plc (a)	300,000	323,442
Dialog Semiconductor plc (a)(b)	10,000	333,659
Electrocomponents plc (a)	140,000	490,243
EMIS Group plc	28,145	472,161
Lancashire Holdings Ltd. (a)	60,000	553,373
Laura Ashley Holdings plc	139,633	55,577
Michael Page International plc (a)	65,000	464,372
Mitie Group plc (a)	90,000	412,335
Sky plc (a)	32,000	524,556
Zytronic plc	7,500	47,000
		4,350,993

Total Common Stocks — 77.7% (Cost $28,037,795)		$30,046,988

MONEY MARKET FUNDS — 10.5%	Shares	Value
Northern Institutional Treasury Portfolio, 0.12% (c) (Cost $4,076,401)	4,076,401	$4,076,401

Total Investments and Money Market Funds at Value — 88.2% (Cost $32,114,196)		$34,123,389

Other Assets in Excess of Liabilities — 11.8%		4,542,412

Net Assets — 100.0%		$38,665,801

ADR - American Depositary Receipt.

(a)	Fair value priced (Note 1). Fair valued securities totaled $24,538,095 at December 31, 2015, representing 63.5% of net assets.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of December 31, 2015.

See accompanying notes to financial statements.

33

Hussman Strategic International Fund Summary of Common Stocks by Sector and Industry
December 31, 2015 (Unaudited)

Sector/Industry	% of Net Assets
Consumer Discretionary — 21.8%
Auto Components	4.9%
Automobiles	2.4%
Household Durables	1.3%
Media	3.9%
Multiline Retail	0.8%
Specialty Retail	7.3%
Textiles, Apparel & Luxury Goods	1.2%
Consumer Staples — 5.8%
Food & Staples Retailing	1.7%
Food Products	4.1%
Financials — 6.5%
Capital Markets	1.3%
Insurance	5.2%
Health Care — 9.2%
Biotechnology	1.4%
Health Care Equipment & Supplies	3.4%
Health Care Providers & Services	1.0%
Health Care Technology	1.2%
Pharmaceuticals	2.2%
Industrials — 9.1%
Airlines	0.3%
Commercial Services & Supplies	1.1%
Machinery	2.5%
Professional Services	2.7%
Trading Companies & Distributors	2.5%
Information Technology — 15.8%
Communications Equipment	1.0%
Electronic Equipment, Instruments & Components	1.6%
Internet Software & Services	2.6%
IT Services	2.4%
Semiconductors & Semiconductor Equipment	3.3%
Software	4.9%
Materials — 3.7%
Chemicals	1.8%
Construction Materials	1.0%
Containers & Packaging	0.9%
Telecommunication Services — 1.1%
Diversified Telecommunication Services	1.1%
Utilities — 4.7%
Electric Utilities	3.2%
Gas Utilities	1.5%
77.7%

See accompanying notes to financial statements.

34

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
December 31, 2015 (Unaudited)

FUTURES CONTRACTS SOLD SHORT	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Appreciation
Mini MSCI EAFE Index Future	03/18/2016	340	$28,860,900	$2,159

See accompanying notes to financial statements.

35

Hussman Strategic Dividend Value Fund Schedule of Investments
December 31, 2015 (Unaudited)

COMMON STOCKS — 94.2%	Shares	Value
Consumer Discretionary — 19.1%
Diversified Consumer Services — 3.3%
Capella Education Co.	2,700	$124,794
H&R Block, Inc.	4,000	133,240
		258,034
Hotels, Restaurants & Leisure — 1.4%
Brinker International, Inc.	2,200	105,490

Leisure Products — 2.1%
Mattel, Inc.	5,900	160,303

Media — 1.6%
John Wiley & Sons, Inc. - Class A	2,800	126,084

Multiline Retail — 3.5%
Kohl's Corp.	3,100	147,653
Nordstrom, Inc.	2,500	124,525
		272,178
Specialty Retail — 7.2%
Best Buy Co., Inc.	5,000	152,250
Gap, Inc. (The)	5,800	143,260
Guess?, Inc.	6,500	122,720
Staples, Inc.	15,000	142,050
		560,280
Consumer Staples — 14.3%
Beverages — 4.2%
Coca-Cola Co. (The)	3,800	163,248
PepsiCo, Inc.	1,600	159,872
		323,120
Food & Staples Retailing — 1.6%
Wal-Mart Stores, Inc.	2,000	122,600

Food Products — 6.5%
Archer-Daniels-Midland Co.	3,000	110,040
Cal-Maine Foods, Inc.	2,900	134,386
Hershey Co. (The)	1,500	133,905
Kraft Heinz Co. (The)	1,800	130,968
		509,299
Household Products — 2.0%
Procter & Gamble Co. (The)	2,000	158,820

36

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
December 31, 2015 (Unaudited)

COMMON STOCKS — 94.2% (continued)	Shares	Value
Energy — 7.9%
Energy Equipment & Services — 1.7%
RPC, Inc.	11,000	$131,450

Oil, Gas & Consumable Fuels — 6.2%
Exxon Mobil Corp.	1,800	140,310
Kinder Morgan, Inc.	4,000	59,680
Marathon Petroleum Corp.	3,000	155,520
Phillips 66	1,600	130,880
		486,390
Financials — 1.6%
Capital Markets — 1.6%
Eaton Vance Corp.	3,800	123,234

Health Care — 6.3%
Biotechnology — 1.9%
Amgen, Inc.	900	146,097

Health Care Providers & Services — 1.8%
Quest Diagnostics, Inc.	2,000	142,280

Pharmaceuticals — 2.6%
AstraZeneca plc - ADR	2,000	67,900
Johnson & Johnson	1,325	136,104
		204,004
Industrials — 11.9%
Air Freight & Logistics — 2.0%
United Parcel Service, Inc. - Class B	1,600	153,968

Electrical Equipment — 3.1%
Eaton Corp. plc	2,300	119,692
Emerson Electric Co.	2,600	124,358
		244,050
Machinery — 5.3%
Caterpillar, Inc.	2,000	135,920
Cummins, Inc.	1,500	132,015
PACCAR, Inc.	3,000	142,200
		410,135
Road & Rail — 1.5%
Landstar System, Inc.	2,000	117,300

37

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
December 31, 2015 (Unaudited)

COMMON STOCKS — 94.2% (continued)	Shares	Value
Information Technology — 26.3%
Communications Equipment — 3.8%
ADTRAN, Inc.	8,000	$137,760
Cisco Systems, Inc.	5,900	160,214
		297,974
Electronic Equipment, Instruments & Components — 5.6%
AVX Corp.	11,000	133,540
Corning, Inc.	8,500	155,380
National Instruments Corp.	5,000	143,450
		432,370
IT Services — 5.1%
Infosys Ltd. - ADR	7,000	117,250
International Business Machines Corp.	950	130,739
Xerox Corp.	14,000	148,820
		396,809
Semiconductors & Semiconductor Equipment — 4.0%
Intel Corp.	4,500	155,025
Texas Instruments, Inc.	2,800	153,468
		308,493
Software — 1.5%
CA, Inc.	4,000	114,240

Technology Hardware, Storage & Peripherals — 6.3%
HP, Inc.	12,000	142,080
Lexmark International, Inc. - Class A	3,450	111,953
NetApp, Inc.	4,800	127,344
Seagate Technology plc	3,000	109,980
		491,357
Materials — 5.0%
Chemicals — 3.2%
Mosaic Co. (The)	4,300	118,637
Praxair, Inc.	1,300	133,120
		251,757
Metals & Mining — 1.8%
Reliance Steel & Aluminum Co.	2,400	138,984

Utilities — 1.8%
Electric Utilities — 1.8%
Entergy Corp.	2,050	140,138

Total Common Stocks (Cost $7,728,941)		$7,327,238

38

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
December 31, 2015 (Unaudited)

PUT OPTION CONTRACTS — 0.0% (a)	Contracts	Value
S&P 500 Index Option, 03/18/2016 at $1,300 (Cost $6,672)	35	$2,975

Total Investments at Value — 94.2% (Cost $7,735,613)		$7,330,213

MONEY MARKET FUNDS — 38.6%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.05% (b)	896,496	$896,496
First American Treasury Obligations Fund - Class Y, 0.03% (b)	2,103,370	2,103,370
Total Money Market Funds (Cost $2,999,866)		$2,999,866

Total Investments and Money Market Funds at Value — 132.8% (Cost $10,735,479)		$10,330,079

Written Call Option Contracts — (33.1%)		(2,574,250)

Other Assets in Excess of Liabilities — 0.3%		22,188

Net Assets — 100.0%		$7,778,017

ADR - American Depositary Receipt.

(a)	Percentage rounds to less than 0.1%.

(b)	The rate shown is the 7-day effective yield as of December 31, 2015.

See accompanying notes to financial statements.

39

Hussman Strategic Dividend Value Fund Schedule of Open Written Option Contracts
December 31, 2015 (Unaudited)

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
S&P 500 Index Option,
03/18/2016 at $1,300	35	$2,574,250	$2,537,953

See accompanying notes to financial statements.

40

Hussman Investment Trust Statements of Assets and Liabilities
December 31, 2015 (Unaudited)

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At acquisition cost	$593,449,916	$354,191,283
At value (Note 1)	$624,048,230	$352,072,679
Investments in money market funds	268,155,585	45,768,825
Dividends and interest receivable	471,708	1,085,035
Receivable for capital shares sold	109,063	125,229
Other assets	76,106	53,586
Total Assets	892,860,692	399,105,354

LIABILITIES
Dividends payable	286,601	50,699
Written call options, at value (Notes 1 and 4) (premiums received $302,908,415)	287,865,200	—
Payable for capital shares redeemed	1,362,266	1,836,795
Accrued investment advisory fees (Note 3)	418,138	142,439
Payable to administrator (Note 3)	57,230	43,650
Other accrued expenses	112,861	53,834
Total Liabilities	290,102,296	2,127,417
NET ASSETS	$602,758,396	$396,977,937

Net assets consist of:
Paid-in capital	$2,562,385,814	$511,813,489
Accumulated net investment income	2,231	156,915
Accumulated net realized losses from security transactions and option contracts	(2,005,271,178)	(112,873,863)
Net unrealized appreciation (depreciation) on:
Investment securities	28,325,774	(2,118,604)
Option contracts	17,315,755	—
NET ASSETS	$602,758,396	$396,977,937

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	73,694,372	35,875,965

Net asset value, offering price and redemption price per share(a) (Note 1)	$8.18	$11.07

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.

See accompanying notes to financial statements.

41

Hussman Investment Trust Statements of Assets and Liabilities (continued)
December 31, 2015 (Unaudited)

	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
ASSETS
Investments in securities:
At acquisition cost	$28,037,795	$7,735,613
At value (Note 1)	$30,046,988	$7,330,213
Investments in money market funds	4,076,401	2,999,866
Dividends receivable	34,760	12,118
Reclaims receivable	185,101	—
Receivable for capital shares sold	600	-
Receivable from Adviser (Note 3)	—	16,663
Variation margin receivable (Notes 1 and 4)	2,160,622	—
Margin deposits for futures contracts (Cost $2,244,000) (Notes 1 and 4)	2,244,000	—
Other assets	21,922	42,387
Total Assets	38,770,394	10,401,247

LIABILITIES
Dividends payable	—	412
Written call options, at value (Notes 1 and 4) (premiums received $2,537,953)	—	2,574,250
Payable for capital shares redeemed	10,318	968
Accrued investment advisory fees (Note 3)	31,817	—
Payable to administrator (Note 3)	7,600	6,470
Other accrued expenses	54,858	41,130
Total Liabilities	104,593	2,623,230
NET ASSETS	$38,665,801	$7,778,017

Net assets consist of:
Paid-in capital	$53,642,406	$8,242,734
Accumulated net investment income (loss)	(1,334,817)	330
Accumulated net realized losses from security transactions and option and futures contracts	(15,623,817)	(23,350)
Net unrealized appreciation (depreciation) on:
Investment securities	2,009,193	(401,703)
Option contracts	—	(39,994)
Futures contracts	2,159	—
Translation of assets and liabilities in foreign currencies	(29,323)	—
NET ASSETS	$38,665,801	$7,778,017

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,355,764	904,328

Net asset value, offering price and redemption price per share (a) (Note 1)	$8.88	$8.60

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.

See accompanying notes to financial statements.

42

Hussman Investment Trust Statements of Operations
For the Six Months Ended December 31, 2015 (Unaudited)

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$5,218,614	$315,772
Foreign withholding taxes on dividends	(8,250)	(35,534)
Interest	—	2,411,577
Total Income	5,210,364	2,691,815

EXPENSES
Investment advisory fees (Note 3)	3,145,454	1,121,759
Transfer agent, account maintenance and shareholder services fees (Note 3)	263,633	168,630
Administration fees (Note 3)	224,990	161,973
Professional fees	69,022	57,287
Custodian and bank service fees	65,103	25,355
Fund accounting fees (Note 3)	45,040	37,410
Postage and supplies	41,353	32,103
Insurance expense	36,485	21,694
Printing of shareholder reports	35,591	21,417
Registration and filing fees	22,522	16,854
Trustees’ fees and expenses (Note 3)	13,183	13,183
Compliance service fees (Note 3)	12,461	8,839
Other expenses	9,659	6,754
Total Expenses	3,984,496	1,693,258
Less fee reductions by the Adviser (Note 3)	(212,740)	(153,751)
Net Expenses	3,771,756	1,539,507

NET INVESTMENT INCOME	1,438,608	1,152,308

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS (Note 4)
Net realized gains (losses) from:
Security transactions	(2,487,389)	(6,291,177)
Option contracts	712,740	—
Net change in unrealized appreciation (depreciation) on:
Investments	(40,072,779)	(4,480,114)
Option contracts	88,439	—

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND OPTION CONTRACTS	(41,758,989)	(10,771,291)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,320,381)	$(9,618,983)

See accompanying notes to financial statements.

43

Hussman Investment Trust Statements of Operations (continued)
For the Six Months Ended December 31, 2015 (Unaudited)

	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
INVESTMENT INCOME
Dividend income	$326,180	$129,145
Foreign withholding taxes on dividends	(43,739)	—
Total Income	282,441	129,145

EXPENSES
Investment advisory fees (Note 3)	195,876	38,332
Professional fees	64,313	52,484
Custodian fees	37,500	4,626
Fund accounting fees (Note 3)	20,073	15,432
Transfer agent, account maintenance and shareholder services fees (Note 3)	19,473	9,562
Administration fees (Note 3)	14,414	12,000
Trustees' fees and expenses (Note 3)	13,183	13,183
Registration and filing fees	13,132	11,991
Pricing fees	11,408	658
Postage and supplies	8,579	6,695
Printing of shareholder reports	8,051	6,669
Compliance service fees (Note 3)	2,874	2,375
Insurance expense	2,970	551
Other expenses	1,068	4,912
Total Expenses	412,914	179,470
Less fee reductions and expense reimbursements by the Adviser (Note 3)	—	(126,231)
Net Expenses	412,914	53,239

NET INVESTMENT INCOME (LOSS)	(130,473)	75,906

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS (Note 4)
Net realized gains (losses) from:
Security transactions	113,757	34,653
Option contracts	—	129,669
Futures contracts	2,612,558	—
Foreign currency transactions	(145,328)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(324,045)	(529,451)
Option contracts	—	(226,328)
Futures contracts	(703,736)	—
Foreign currency translation	16,471	—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS	1,569,677	(591,457)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,439,204	$(515,551)

See accompanying notes to financial statements.

44

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
FROM OPERATIONS
Net investment income	$1,438,608	$7,303,857
Net realized gains (losses) from:
Security transactions	(2,487,389)	166,850,771
Option contracts	712,740	(194,320,983)
Net change in unrealized appreciation (depreciation) on:
Investments	(40,072,779)	(131,786,088)
Option contracts	88,439	50,416,472
Net decrease in net assets resulting from operations	(40,320,381)	(101,535,971)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,386,901)	(6,533,912)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	58,233,431	158,445,482
Net asset value of shares issued in reinvestment of distributions to shareholders	3,100,300	5,639,367
Proceeds from redemption fees collected (Note 1)	148,506	56,369
Payments for shares redeemed	(171,920,476)	(436,472,719)
Net decrease in net assets from capital share transactions	(110,438,239)	(272,331,501)

TOTAL DECREASE IN NET ASSETS	(154,145,521)	(380,401,384)

NET ASSETS
Beginning of period	756,903,917	1,137,305,301
End of period	$602,758,396	$756,903,917

UNDISTRIBUTED NET INVESTMENT INCOME	$2,231	$1,950,524

CAPITAL SHARE ACTIVITY
Shares sold	6,655,689	17,310,616
Shares reinvested	379,010	627,992
Shares redeemed	(20,341,503)	(47,686,795)
Net decrease in shares outstanding	(13,306,804)	(29,748,187)
Shares outstanding at beginning of period	87,001,176	116,749,363
Shares outstanding at end of period	73,694,372	87,001,176

See accompanying notes to financial statements.

45

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
FROM OPERATIONS
Net investment income	$1,152,308	$2,069,469
Net realized gains (losses) from security transactions	(6,291,177)	2,280,859
Net change in unrealized depreciation on investments	(4,480,114)	(15,608,737)
Net decrease in net assets resulting from operations	(9,618,983)	(11,258,409)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,124,569)	(4,554,461)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	20,040,898	52,121,097
Net asset value of shares issued in reinvestment of distributions to shareholders	1,045,919	4,211,476
Proceeds from redemption fees collected (Note 1)	4,484	16,624
Payments for shares redeemed	(98,384,668)	(178,015,627)
Net decrease in net assets from capital share transactions	(77,293,367)	(121,666,430)

TOTAL DECREASE IN NET ASSETS	(88,036,919)	(137,479,300)

NET ASSETS
Beginning of period	485,014,856	622,494,156
End of period	$396,977,937	$485,014,856

UNDISTRIBUTED NET INVESTMENT INCOME	$156,915	$129,176

CAPITAL SHARE ACTIVITY
Shares sold	1,803,117	4,540,876
Shares reinvested	94,513	373,624
Shares redeemed	(8,886,214)	(15,594,583)
Net decrease in shares outstanding	(6,988,584)	(10,680,083)
Shares outstanding at beginning of period	42,864,549	53,544,632
Shares outstanding at end of period	35,875,965	42,864,549

See accompanying notes to financial statements.

46

Hussman Strategic International Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
FROM OPERATIONS
Net investment income (loss)	$(130,473)	$723,171
Net realized gains (losses) from:
Security transactions	113,757	5,020,756
Option contracts	—	(1,536,758)
Futures contracts	2,612,558	(3,526,530)
Foreign currency transactions	(145,328)	(1,781,670)
Net change in unrealized appreciation (depreciation) on:
Investments	(324,045)	(12,079,697)
Option contracts	—	337,678
Futures contracts	(703,736)	384,882
Foreign currency translation	16,471	(133,746)
Net increase (decrease) in net assets resulting from operations	1,439,204	(12,591,914)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(759,883)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	940,331	9,974,200
Net asset value of shares issued in reinvestment of distributions to shareholders	—	743,175
Proceeds from redemption fees collected (Note 1)	1,655	2,981
Payments for shares redeemed	(6,040,856)	(60,013,086)
Net decrease in net assets from capital share transactions	(5,098,870)	(49,292,730)

TOTAL DECREASE IN NET ASSETS	(3,659,666)	(62,644,527)

NET ASSETS
Beginning of period	42,325,467	104,969,994
End of period	$38,665,801	$42,325,467

ACCUMULATED NET INVESTMENT LOSS	$(1,334,817)	$(1,059,016)

CAPITAL SHARE ACTIVITY
Shares sold	108,091	1,093,078
Shares reinvested	—	83,036
Shares redeemed	(690,860)	(6,840,918)
Net decrease in shares outstanding	(582,769)	(5,664,804)
Shares outstanding at beginning of period	4,938,533	10,603,337
Shares outstanding at end of period	4,355,764	4,938,533

See accompanying notes to financial statements.

47

Hussman Strategic Dividend Value Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
FROM OPERATIONS
Net investment income	$75,906	$162,310
Net realized gains (losses) from:
Security transactions	34,653	314,652
Option contracts	129,669	(522,301)
Net change in unrealized appreciation (depreciation) on:
Investments	(529,451)	(528,671)
Option contracts	(226,328)	281,679
Net decrease in net assets resulting from operations	(515,551)	(292,331)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(73,587)	(173,683)
From net realized gains	(75,053)	(762,828)
Decrease in net assets from distributions to shareholders	(148,640)	(936,511)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	455,830	2,183,762
Net asset value of shares issued in reinvestment of distributions to shareholders	141,496	899,270
Proceeds from redemption fees collected (Note 1)	—	450
Payments for shares redeemed	(1,024,597)	(3,784,194)
Net decrease in net assets from capital share transactions	(427,271)	(700,712)

TOTAL DECREASE IN NET ASSETS	(1,091,462)	(1,929,554)

NET ASSETS
Beginning of period	8,869,479	10,799,033
End of period	$7,778,017	$8,869,479

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$330	$(1,989)

CAPITAL SHARE ACTIVITY
Shares sold	50,041	226,220
Shares reinvested	16,174	93,872
Shares redeemed	(115,184)	(383,398)
Net decrease in shares outstanding	(48,969)	(63,306)
Shares outstanding at beginning of period	953,297	1,016,603
Shares outstanding at end of period	904,328	953,297

See accompanying notes to financial statements.

48

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2015 (Unaudited)		Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2012	Year Ended June 30, 2011
Net asset value at beginning of period	$8.70		$9.74		$10.49		$11.49		$12.28	$13.45

Income (loss) from investment operations:
Net investment income	0.02		0.08		0.08		0.15		0.08	0.05
Net realized and unrealized losses on investments and option contracts	(0.49)		(1.05)		(0.72)		(1.00)		(0.81)	(1.19)
Total from investment operations	(0.47)		(0.97)		(0.64)		(0.85)		(0.73)	(1.14)

Less distributions:
Dividends from net investment income	(0.05)		(0.07)		(0.11)		(0.15)		(0.06)	(0.03)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$8.18		$8.70		$9.74		$10.49		$11.49	$12.28

Total return (b)	(5.45	%)(c)	(9.99%)		(6.11%)		(7.41%)		(5.97%)	(8.49%)

Net assets at end of period (000’s)	$602,758		$756,904		$1,137,305		$2,038,923		$4,936,808	$5,644,066

Ratio of net expenses to average net assets	1.08	%(d)(e)	1.07	%(e)	1.07	%(e)	1.08	%(e)	1.05%	1.03%

Ratio of net investment income to average net assets	0.41	%(d)	0.79%		0.43%		1.08%		0.66%	0.39%

Portfolio turnover rate	81	%(c)	107%		141%		125%		72%	67%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)

Absent investment advisory fee reductions by the Adviser, the ratios of expenses to average net assets would have been 1.14%(d), 1.12%, 1.12% and 1.09% for the periods ended December 31, 2015, June 30, 2015, 2014 and 2013, respectively (Note 3).

See accompanying notes to financial statements.

49

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2015 (Unaudited)		Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2012	Year Ended June 30, 2011
Net asset value at beginning of period	$11.32		$11.63		$11.09		$12.38		$12.19	$12.41

Income (loss) from investment operations:
Net investment income	0.03		0.05		0.16		0.10		0.07	0.07
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.25)		(0.27)		0.52		(1.03)		0.43	0.37
Total from investment operations	(0.22)		(0.22)		0.68		(0.93)		0.50	0.44

Less distributions:
Dividends from net investment income	(0.03)		(0.09)		(0.14)		(0.09)		(0.07)	(0.12)
Distributions from net realized gains	—		—		—		(0.27)		(0.24)	(0.54)
Total distributions	(0.03)		(0.09)		(0.14)		(0.36)		(0.31)	(0.66)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$11.07		$11.32		$11.63		$11.09		$12.38	$12.19

Total return (b)	(1.94	%)(c)	(1.86%)		6.19%		(7.71%)		4.14%	3.53%

Net assets at end of period (000’s)	$387,014		$485,015		$622,494		$1,199,224		$2,621,065	$2,339,289

Ratio of net expenses to average net assets	0.69	%(d)(e)	0.66	%(e)	0.63	%(e)	0.64	%(e)	0.63%	0.64%

Ratio of net investment income to average net assets	0.51	%(d)	0.38%		1.26%		0.62%		0.57%	0.61%

Portfolio turnover rate	85	%(c)	196%		216%		114%		78%	254%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)

Absent investment advisory fee reductions by the Adviser, the ratios of expenses to average net assets would have been 0.76%(d), 0.73%, 0.72% and 0.65% for the periods ended December 31, 2015, June 30, 2015, 2014 and 2013, respectively (Note 3).

See accompanying notes to financial statements.

50

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2015 (Unaudited)		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net asset value at beginning of period	$8.57		$9.90	$9.74	$9.68	$10.54	$10.08

Income (loss) from investment operations:
Net investment income (loss)	(0.06)		0.17	0.05	0.07	0.00 (a)	0.04
Net realized and unrealized gains (losses) on investments and option and futures contracts	0.37		(1.41)	0.18	(0.01)	(0.65)	0.54
Total from investment operations	0.31		(1.24)	0.23	0.06	(0.65)	0.58

Less distributions:
Dividends from net investment income	—		(0.09)	(0.07)	—	(0.05)	—
Distributions from net realized gains	—		—	—	—	(0.16)	(0.12)
Total distributions	—		(0.09)	(0.07)	—	(0.21)	(0.12)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)

Net asset value at end of period	$8.88		$8.57	$9.90	$9.74	$9.68	$10.54

Total return (b)	3.62	%(c)	(12.56%)	2.36%	0.62%	(6.14%)	5.83%

Net assets at end of period (000's)	$38,666		$42,325	$104,970	$88,300	$87,720	$65,226

Ratio of expenses to average net assets	2.00	%(d)	1.61%	1.48%	1.60%	1.93%	2.00	%(c)

Ratio of net investment income (loss) to average net assets	(0.63%	)(d)	0.98%	0.68%	0.69%	0.24%	0.63%

Portfolio turnover rate	53	%(c)	62%	59%	58%	51%	39%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

51

Hussman Strategic Dividend Value Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2015 (Unaudited)		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net asset value at beginning of period	$9.30		$10.62	$10.43	$9.92	$10.00

Income (loss) from investment operations:
Net investment income	0.08		0.17	0.13	0.03	0.04
Net realized and unrealized gains (losses) on investments and option contracts	(0.62)		(0.48)	0.18	0.51	(0.08)
Total from investment operations	(0.54)		(0.29)	0.31	0.54	(0.04)

Less distributions:
Dividends from net investment income	(0.08)		(0.18)	(0.12)	(0.03)	(0.04)
Distributions from net realized gains	(0.08)		(0.85)	—	—	—
Total distributions	(0.16)		(1.03)	(0.12)	(0.03)	(0.04)

Proceeds from redemption fees collected (Note 1)	—		0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

Net asset value at end of period	$8.60		$9.30	$10.62	$10.43	$9.92

Total return (c)	(5.84	%)(d)	(2.83%)	2.96%	5.42%	(0.41	%)(d)

Net assets at end of period (000's)	$7,778		$8,869	$10,799	$32,534	$4,998

Ratio of net expenses to average net assets (e)	1.25	%(f)	1.25%	1.25%	1.25%	1.25	%(f)

Ratio of net investment income to average net assets	1.56	%(f)	1.70%	0.86%	0.25%	1.01	%(f)

Portfolio turnover rate	56	%(d)	106%	100%	57%	11	%(d)

(a)	Represents the period from the commencement of operations (February 6, 2012) through June 30, 2012.

(b)	Amount rounds to less than $0.01 per share.

(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)

Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 4.22%(f), 3.99%, 2.09%, 2.85% and 7.04%(f) for the periods ended December 31, 2015, June 30, 2015, 2014, 2013 and 2012, respectively (Note 3).

(f)	Annualized.

See accompanying notes to financial statements.

52

Hussman Investment Trust Notes to Financial Statements
December 31, 2015 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund (each, a “Fund,” and collectively, the “Funds”) are diversified, separate series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares. Hussman Strategic Growth Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002. Hussman Strategic International Fund commenced operations on December 31, 2009. Hussman Strategic Dividend Value Fund commenced operations on February 6, 2012.

Hussman Strategic Growth Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Total Return Fund’s investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic International Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

Hussman Strategic Dividend Value Fund’s investment objective is to provide total return through a combination of dividend income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they

53

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange may be valued based upon the closing price on the principal exchange where the security is traded; however, because the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees under circumstances where such value is believed to reflect the market values of such securities as of the time of computation of net asset values of the Funds. As a result, the prices of securities used to calculate a Fund’s net asset value may differ from quoted or published prices for the same securities. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of net asset value. As of December 31, 2015, all options held by Hussman Strategic Growth Fund and Hussman Strategic Dividend Value Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of regular trading on the NYSE or, if not available, at the mean of the bid and ask prices.

Fixed income securities not traded or dealt in upon any securities exchange, but for which over-the-counter market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service.

54

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

Investments representing shares of other investment companies are valued at their net asset value as reported by such companies.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments are valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among market makers.

●

Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Option contracts purchased or written by Hussman Strategic Growth Fund and Hussman Strategic Dividend Value Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value. U.S. Treasury obligations held by Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask

55

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International Fund may be classified as Level 2 despite the availability of closing prices because such securities are frequently valued at their fair value as determined by an independent pricing service. The Board of Trustees has authorized Hussman Strategic International Fund to retain an independent pricing service to determine the fair value of its foreign portfolio securities when the value of such securities may be materially affected by events occurring before Hussman Strategic International Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be: country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed likely to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of these procedures will depend on market events and thus cannot be predicted and the procedures may be utilized to a significant extent. Determining the fair value of portfolio securities involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. There can be no assurance that Hussman Strategic International Fund could purchase or sell a portfolio security at the price used to calculate its net asset value. Because of the inherent uncertainty in fair valuations and the various factors considered in determining fair value, there can be significant deviations between a fair value at which a portfolio security is being carried and the price at which it can be sold. Moreover, to the extent Hussman Strategic International Fund has significant holdings of foreign securities, fair valuation may be used more frequently than for the other Funds.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

56

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of December 31, 2015 by security type:

Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$607,969,030	$—	$—	$607,969,030
Put Option Contracts	—	16,079,200	—	16,079,200
Money Market Funds	268,155,585	—	—	268,155,585
Total Investments in Securities and Money Market Funds	$876,124,615	$16,079,200	$—	$892,203,815

Other Financial Instruments:
Written Call Option Contracts	$—	$(287,865,200)	$—	$(287,865,200)
Total Other Financial Instruments	$—	$(287,865,200)	$—	$(287,865,200)

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$55,553,786	$—	$—	$55,553,786
U.S. Treasury Obligations	—	263,474,967	—	263,474,967
Exchange-Traded Funds	33,044,196	—	—	33,044,196
Money Market Funds	45,768,825	—	—	45,768,825
Total Investments in Securities and Money Market Funds	$134,366,807	$263,474,697	$—	$397,841,504

57

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

Hussman Strategic International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$5,508,893	$24,538,095	$—	$30,046,988
Money Market Funds	4,076,401	—	—	4,076,401
Total Investments in Securities and Money Market Funds	$9,585,294	$24,538,095	$—	$34,123,389

Other Financial Instruments:
Futures Contracts Sold Short	$2,159	$—	$—	$2,159
Total Other Financial Instruments	$2,159	$—	$—	$2,159

Hussman Strategic Dividend Value Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$7,327,238	$—	$—	$7,327,238
Put Option Contracts	—	2,975	—	2,975
Money Market Funds	2,999,866	—	—	2,999,866
Total Investments in Securities and Money Market Funds	$10,327,104	$2,975	$—	$10,330,079

Other Financial Instruments:
Written Call Option Contracts	$—	$(2,574,250)	$—	$(2,574,250)
Total Other Financial Instruments	$—	$(2,574,250)	$—	$(2,574,250)

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above. As of December 31, 2015, Hussman Strategic Growth Fund, Hussman Total Return Fund and Hussman Strategic Dividend Value Fund did not have any transfers in and out of any Level. Transfers that occurred between Levels 1 and 2 on December 31, 2015 for Hussman Strategic International Fund due to implementation of systematic fair value procedures are as follows:

Transfers from Level 1 to Level 2
Common Stocks	$148,878

58

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

In addition, the Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2015. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may purchase and write call and put options on broad-based stock indices and may also purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Fund may also purchase foreign currency options to establish or modify the Funds’ exposure to foreign currencies, and Hussman Strategic Total Return Fund may purchase interest rate futures contracts to protect against a decline in the value of its portfolio. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on its investments and transactions in foreign securities.

Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may each use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contract to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to market daily. If an index option written by the Fund expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain or a loss depending on whether the cost of a closing purchase transaction is less than or exceeds the net premium received when the option was sold and the liability related to such option will be eliminated. If an index option written by the Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

59

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 11% of the contract amount. This is called “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

Foreign Currency Translation — Amounts and securities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from: (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share. However, shares of each Fund are generally subject to a redemption fee of 1.5%, payable to the applicable Fund, if redeemed 60 days or less from the date of purchase. During the periods ended December 31, 2015 and June 30, 2015, proceeds from redemption fees, recorded in capital, totaled: $148,506 and $56,369, respectively, for Hussman Strategic Growth Fund; $4,484 and $16,624, respectively, for Hussman Strategic Total Return Fund; $1,655 and $2,981, respectively, for Hussman Strategic International Fund; and $0 and $450, respectively, for Hussman Strategic Dividend Value Fund.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses on option and futures transactions, losses deferred due to wash sales and treatment of foreign currency transactions. The tax character of distributions paid by each Fund during the periods ended December 31, 2015 and June 30, 2015 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Hussman Strategic Growth Fund	12/31/15	$3,386,901	$—	$3,386,901
	6/30/15	$6,533,912	$—	$6,533,912
Hussman Strategic Total Return Fund	12/31/15	$1,124,569	$—	$1,124,569
	6/30/15	$4,554,461	$—	$4,554,461
Hussman Strategic International Fund	12/31/15	$—	$—	$—
	6/30/15	$759,883	$—	$759,883
Hussman Strategic Dividend Value Fund	12/31/15	$73,587	$75,053	$148,640
	6/30/15	$936,511	$—	$936,511

61

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

Securities Transactions — Securities transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company“ under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

62

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

The tax character of accumulated earnings (deficit) at December 31, 2015 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Net unrealized appreciation (depreciation) on investments	$13,121,301	$(16,036,495)	$2,007,034	$(365,406)
Net unrealized appreciation (depreciation) on written options	15,043,215	—	—	(36,297)
Net unrealized appreciation on futures contracts	—	—	2,159	—
Net unrealized depreciation of assets and liabilities in foreign currencies	—	—	(29,323)	—
Accumulated undistributed ordinary income (loss)	288,832	202,372	(1,334,817)	755
Capital loss carryforwards	(1,986,160,424)	(100,712,750)	(17,644,237)	—
Other gains (losses)	(1,633,741)	1,762,020	2,022,579	(63,356)
Other temporary differences	(286,601)	(50,699)	—	(413)
Total accumulated earnings (deficit)	$(1,959,627,418)	$(114,835,552)	$(14,976,605)	$(464,717)

The following information is based upon the federal income tax cost of investment securities as of December 31, 2015:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Cost of investments and money market funds	$861,766,758	$413,877,999	$32,114,196	$10,735,479
Gross unrealized appreciation	$54,140,923	$5,677,380	$3,167,502	$317,800
Gross unrealized depreciation	(23,703,866)	(21,713,875)	(1,158,309)	(723,200)
Net unrealized appreciation (depreciation)	$30,437,057	$(16,036,495)	$2,009,193	$(405,400)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales and adjustments to basis on publicly traded partnerships.

63

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

As of June 30, 2015, the Funds had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Expires June 30, 2018 – short-term	$375,427,325	$—	$—	$—
Expires June 30, 2019 – short-term	824,973,031	—	—	—
No expiration – short-term	585,452,182	84,806,351	16,410,479	—
No expiration – long-term	200,307,886	15,906,399	1,233,758	—
	$1,986,160,424	$100,712,750	$17,644,237	$—

These CLCFs may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Given the current net assets of Hussman Strategic Growth Fund, it is highly uncertain that the Fund will be able to fully utilize a significant portion of its CLCFs prior to their expiration. Such CLCFs cannot be utilized prior to the utilization of new CLCFs created after December 31, 2010, which have no expiration date.

For the six months ended December 31, 2015, Hussman Strategic International Fund reclassified $145,328 of net realized losses on foreign currency transactions against accumulated net investment loss on the Statement of Assets and Liabilities. This reclassification is the result of permanent differences between the financial statement and income tax reporting requirements. It has no effect on the Fund’s total net assets or its net asset value per share.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for the current tax year and all open tax years (tax years ended June 30, 2012 through June 30, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

2. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2015, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to: $563,243,635 and $675,125,195, respectively, for Hussman Strategic Growth Fund; $300,802,313 and $439,402,305,

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

respectively, for Hussman Strategic Total Return Fund; $16,608,732 and $15,692,504, respectively, for Hussman Strategic International Fund; and $4,391,490 and $4,759,727, respectively for Hussman Strategic Dividend Value Fund.

3. TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of its average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1 billion of its average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.95% of the first $2 billion of average daily net assets; 0.90% of the next $3 billion of such assets; and 0.85% of such assets over $5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Dividend Value Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion, less any fee reductions.

The Adviser has contractually agreed to reduce its advisory fees and/or to absorb operating expenses to the extent necessary so that ordinary operating expenses of each of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund do not exceed annually an amount equal to 1.10%, 0.70%, 2.00% and 1.25%, respectively, of such Fund’s average daily net assets. These Expense Limitation Agreements remain in effect until at least November 1, 2016. Prior to November 1, 2015, the expense limit was 1.07% of average daily net assets with respect to Hussman Strategic Growth Fund, and the expense limit was 0.68% of average daily net assets with respect to Hussman Strategic Total Return Fund. During the six months ended December 31, 2015, the Adviser reduced its advisory fees and/or reimbursed expenses in the amount of $212,740, $153,751 and $126,231 with respect to Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund, respectively.

65

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds provided that such repayment does not result in Hussman Strategic Growth Fund’s, Hussman Strategic Total Return Fund’s, Hussman Strategic International Fund’s or Hussman Strategic Dividend Value Fund’s ordinary operating expenses exceeding an amount equal to 1.07%, 0.63%, 2.00% and 1.25%, respectively, of such Fund’s average daily net assets, and provided further that the fee reductions or expenses which are the subject of the repayment were waived or incurred (as applicable) within three years of such repayment. As of December 31, 2015, the amount of fee reductions and expense reimbursements available for recovery by the Adviser from Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund is $1,664,113, $1,495,507 and $775,988, respectively. The portion of these amounts that the Adviser may recover expire as of the following dates:

	June 30, 2016	June 30, 2017	June 30, 2018	December 31, 2018
Hussman Strategic Growth Fund	$361,365	$666,017	$423,991	$212,740
Hussman Strategic Total Return Fund	$227,087	$733,334	$381,335	$153,751
Hussman Strategic Dividend Value Fund	$152,327	$236,279	$261,151	$126,231

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees for its services in accordance with various servicing agreements. In addition, the Funds pay out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing certain account maintenance and shareholder services. During the six months ended December 31, 2015, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund paid

66

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

$179,112, $125,494, $10,232 and $562, respectively, to financial intermediaries for such services. These amounts are included in transfer agent, account maintenance and shareholder services fees on the Statements of Operations.

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $60,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; a fee of $1,500 for participation in each informal telephone monthly conference call of the Board; plus reimbursement of travel and other expenses incurred in attending meetings.

4. DERIVATIVES TRANSACTIONS

Transactions in option contracts written by Hussman Strategic Growth Fund and Hussman Strategic Dividend Value Fund during the six months ended December 31, 2015 were as follows:

Hussman Strategic Growth Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of period	3,950	$380,989,467
Options written	8,050	686,466,827
Options cancelled in a closing purchase transaction	(8,600)	(764,547,879)
Options outstanding at end of period	3,400	$302,908,415

Hussman Strategic Dividend Value Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of period	39	$3,127,448
Options written	80	5,404,393
Options cancelled in a closing purchase transaction	(84)	(5,993,888)
Options outstanding at end of period	35	$2,537,953

67

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund are as follows:

Hussman Strategic Growth Fund

		Fair Value		Gross Notional Amount Outstanding
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	December 31, 2015
Index put options purchased	Investments in securities at value	$16,079,200	$—	$602,386,280
Index call options written	Written call options, at value	—	(287,865,200)	(602,386,280)

Hussman Strategic International Fund

		Fair Value		Gross Notional Amount Outstanding
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	December 31, 2015
Futures contracts sold short	Variation margin receivable	$2,160,622	$—	$(28,869,400)

Hussman Strategic Dividend Value Fund

		Fair Value		Gross Notional Amount Outstanding
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	December 31, 2015
Index put options purchased	Investments in securities at value	$2,975	$—	$7,153,790
Index call options written	Written call options, at value	—	(2,574,250)	(7,153,790)

68

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

Realized and unrealized gains and losses associated with transactions in derivative instruments for Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund during the six months ended December 31, 2015 are recorded in the following locations in the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Net realized gains (losses) from option contracts	$(1,117,466)	Net change in unrealized appreciation (depreciation) on option contracts	$(1,170,709)
Index call options purchased	Net realized gains (losses) from option contracts	(882,683)	Net change in unrealized appreciation (depreciation) on option contracts	—
Index call options written	Net realized gains (losses) from option contracts	2,712,889	Net change in unrealized appreciation (depreciation) on option contracts	1,259,148

Hussman Strategic International Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Futures contracts sold short	Net realized gains (losses) from futures contracts	$2,612,558	Net change in unrealized appreciation (depreciation) on futures contracts	$(703,736)

69

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

Hussman Strategic Dividend Value Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Net realized gains (losses) from option contracts	$(23,775)	Net change in unrealized appreciation (depreciation) on option contracts	$(3,495)
Index call options written	Net realized gains (losses) from option contracts	153,444	Net change in unrealized appreciation (depreciation) on option contracts	(222,833)

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the six months ended December 31, 2015.

In the ordinary course of business, Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Funds manage their cash collateral securities and securities collateral on a counterparty basis. The offsetting of financial assets and derivatives assets as of December 31, 2015 is as follows:

Hussman Strategic International Fund

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Variation margin receivable - futures contracts	$2,160,622	$—	$2,160,622	$—	$2,160,622
Total subject to a master netting or similar arrangement	$2,160,622	$—	$2,160,622	$—	$2,160,622

70

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

The offsetting of financial liabilities and derivative liabilities as of December 31, 2015 is as follows:

Hussman Strategic Growth Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$287,865,200	$—	$287,865,200	$—	$287,865,200
Total subject to a master netting or similar arrangement	$287,865,200	$—	$287,865,200	$—	$287,865,200

Hussman Strategic Dividend Value Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$2,574,250	$—	$2,574,250	$—	$2,574,250
Total subject to a master netting or similar arrangement	$2,574,250	$—	$2,574,250	$—	$2,574,250

5. CERTAIN INVESTMENTS AND RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in the Funds’ Prospectuses. Among these risks are those associated with investments in derivative instruments, investments in shares of money market mutual funds, concentration of investments within a particular business sector and, in the case of Hussman Strategic International Fund, investments in foreign securities.

71

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

Risks of Derivative Instruments — The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options, futures or other derivative instruments used. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with such instruments, which may increase its expenses and reduce its investment performance.

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market funds. As of December 31, 2015, Hussman Strategic Growth Fund and Hussman Strategic Dividend Value Fund had 44.4% and 38.6%, respectively, of the value of their net assets invested in money market funds registered under the Investment Company Act of 1940, including 31.0% and 27.0%, respectively, of the value of their net assets invested in shares of a single money market fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. In addition, the Funds incur additional indirect expenses due to acquired fund fees and other costs to the extent they invest in shares of money market funds.

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected. As of December 31, 2015, Hussman

72

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

Strategic Growth Fund and Hussman Strategic Dividend Value Fund had 38.8% and 26.3%, respectively, of the value of their net assets invested in stocks within the Information Technology sector.

Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risks. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an investor’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. The value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to different reporting standards or regulatory requirements than those applicable to U.S. companies.

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may (but is not required to) enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions generally. The purpose of Hussman Strategic International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund’s securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts will be included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

73

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

As of December 31, 2015, Hussman Strategic International Fund had no forward currency exchange contracts outstanding.

7. BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the six months ended December 31, 2015, the Funds did not borrow under their respective lines of credit. Neither Hussman Strategic International Fund nor Hussman Strategic Dividend Value Fund currently has a bank line of credit.

8. CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may require the Funds to indemnify the other parties to the contracts in the event of certain losses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

9. LEGAL PROCEEDINGS

Several lawsuits have been filed relating to Hussman Strategic Growth Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. Hussman Strategic Growth Fund was named as a defendant in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware in 2010. That action was subsequently transferred to the U.S. District Court for the Southern District of New York by order of the Judicial Panel on Multidistrict Litigation, and Marc S. Kirschner, the Litigation Trustee for the Tribune Litigation Trust, became successor plaintiff to the Creditors Committee on December 31, 2012, the effective date of Tribune Company’s plan of reorganization. The Trust and Hussman Strategic Growth Fund were also named as defendants in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District

74

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

Court for the Southern District of Ohio in 2011. Hussman Strategic Growth Fund and the Adviser were named as defendants in a similar action in the U.S. District Court for the District of Maryland in 2011. Both of those actions have been transferred to the U.S. District Court for the Southern District of New York for coordinated proceedings with many other similar lawsuits brought by individual creditors against former Tribune Company shareholders and the action currently prosecuted by the Tribune Litigation Trustee. The Trust, Hussman Strategic Growth Fund, and the Adviser may also be putative defendant class members in some of these actions. The plaintiffs in all these lawsuits seek to recover amounts paid to shareholders of Tribune Company in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

An omnibus motion to dismiss the actions filed by the individual creditors (but not the action prosecuted by the Litigation Trustee for the Tribune Litigation Trust) was filed in November 2012. On September 23, 2013, the U.S. District Court Judge issued a decision and order dismissing those actions in full. The plaintiffs in those actions have appealed that decision to the U.S. Court of Appeals for the Second Circuit and certain shareholder defendants, including the Hussman entities, cross-appealed. Briefing on the appeal and the cross-appeal was completed on April 25, 2014, and oral argument was held on November 5, 2014. The Second Circuit has yet to issue a decision.

On August 2, 2013, with the District Court’s permission, the Litigation Trustee filed an amended complaint that named Hussman Strategic Growth Fund as one of the class representatives for the putative class of shareholder defendants. The Court issued a protocol regarding a global motion to dismiss on behalf of all shareholder defendants on April 24, 2014. Briefing on the global motion to dismiss was completed on July 3, 2014. No date for oral argument has been set.

The lawsuits allege no misconduct by the Trust, Hussman Strategic Growth Fund, or the Adviser, and all the Hussman entities intend to defend themselves vigorously in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to Hussman Strategic Growth Fund, the payment of such judgments or settlements could adversely affect the Fund’s net asset value per share. The adverse impact to Hussman Strategic Growth Fund is not expected to exceed materially the value of the proceeds received by the Fund in connection with the leveraged buyout, which was $29,432,814 (which constitutes, as of December 31, 2015, approximately 4.9% of the Fund’s net assets), plus interest.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2015 (Unaudited)

10. SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

76

Hussman Investment Trust About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2015 – December 31, 2015).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use that information, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the Securities and Exchange Commission (“SEC“) requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The expense ratios used in computing annual expenses in the tables are the expense ratios of the Funds during the six-month period ended December 31, 2015, annualized, after fee waivers. Actual expenses of the Funds in

77

Hussman Investment Trust About Your Funds’ Expenses (Unaudited)(continued)

future periods may differ. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Net Expense Ratio(a)	Expenses Paid During Period(b)
Hussman Strategic Growth Fund
Actual	$1,000.00	$ 945.50	1.08%	$ 5.28
Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.71	1.08%	$ 5.48
Hussman Strategic Total Return Fund
Actual	$1,000.00	$ 980.60	0.69%	$ 3.44
Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,021.67	0.69%	$ 3.51
Hussman Strategic International Fund
Actual	$1,000.00	$ 1,036.20	2.00%	$ 10.24
Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,015.08	2.00%	$ 10.13
Hussman Strategic Dividend Value Fund
Actual	$1,000.00	$ 941.60	1.25%	$ 6.10
Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.85	1.25%	$ 6.34

(a)	Annualized, based on the Fund's most recent one-half year expenses.

(b)	Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, muliplied by 184/365 (to reflect the one-half year period).

78

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
6021 University Boulevard, Suite 490
Ellicott City, Maryland 21043

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIANS

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60675

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

This Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hussman Investment Trust

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President

Date	March 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President

Date	March 1, 2016

By (Signature and Title)*	/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	March 1, 2016

* Print the name and title of each signing officer under his or her signature.